REVISED SCHEDULE I

To the DISTRIBUTION AGREEMENT dated August 28, 2007, by and among Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Life Financial Services, LLC

Allianz Variable Insurance Products Trust

AZL Allianz AGIC Opportunity Fund
AZL BlackRock Capital Appreciation Fund
AZL BlackRock Global Allocation Fund
AZL Columbia Mid Cap Value Fund
AZL Columbia Small Cap Value Fund
AZL Davis New York Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL Enhanced Bond Index Fund
AZL Franklin Small Cap Value Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Gateway Fund
AZL International Index Fund
AZL Invesco Equity and Income Fund
AZL Invesco Growth and Income Fund
AZL Invesco International Equity Fund
AZL JPMorgan International Opportunities Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund
AZL Mid Cap Index Fund
AZL Money Market Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Morgan Stanley Mid Cap Growth Fund
        AZL NFJ International Value Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Schroder Emerging Markets Equity Fund
AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund

Allianz Variable Insurance Products Fund of Funds Trust

AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Fusion Growth Fund
AZL Balanced Index Strategy Fund
AZL Growth Index Strategy Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP BlackRock Global Allocation Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Invesco Equity and Income Fund

Acknowledged:

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:    /s/ Brian Muench
Name:  Brian J. Muench
Title:  President

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

By:    /s/ Brian Muench
Name:  Brian Muench
Title:    President

ALLIANZ LIFE FINANCIAL SERVICES, LLC

By:  /s/ Robert DeChellis
Name:  Robert DeChellis
Title: Chief Executive Officer and President

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Updated:  11/1/2011